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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: January 8, 2002
                        (Date of earliest event reported)


                                    TIVO INC.
             (exact name of registrant as specified in its charter)


           Delaware                 Commission File:         77-0463167
 (State or other jurisdiction          000-27141             ----------
     of incorporation or               ---------          (I.R.S. Employer
        organization)                                    Identification No.)



                                2160 Gold Street
                                  P.O. Box 2160
                            Alviso, California 95002
          (Address of Principal executive offices, including zip code)

                                 (408) 519-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On January 3, 2001, we filed a Registration Statement on Form S-3, which we amended by Amendment No. 1 to the Registration Statement, filed on January 24, 2001, and Post-Effective Amendment No. 1 to the Registration Statement, filed on December 21, 2001, registering up to an aggregate of $75,000,000 of our debt and equity securities, including shares of our common stock.

     On December 21, 2001, we entered into a common stock purchase agreement with Acqua Wellington North American Equities Fund, Ltd. for the sale, at our discretion, of up to $14,000,000 of our common stock at a discount to the market price.

     On January 8, 2002, under the purchase agreement, we priced the sale to Acqua Wellington of 2,147,239 shares of our common stock at $6.52 per share.

     The purchase agreement permits us to vary certain draw down terms. As permitted under the purchase agreement, we agreed to the following terms: a draw down pricing period of one day; a draw down amount of $14,000,000; and a discount of 6.7% of the daily volume weighted average price per share of our common stock on January 8, 2002.

     We estimate that our net proceeds from this sale will be approximately $13,825,000, after deducting the estimated sale expenses payable by us. We intend to use the net proceeds from the offering for general corporate purposes, which may include funding research, development, sales and marketing, increasing our working capital, reducing indebtedness, and capital expenditures. Pending the application of the net proceeds, we expect to invest the proceeds in investment-grade, interest-bearing securities.

     We expect that the sale will settle on January 10, 2002.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the use of net proceeds from the sale of shares of our common stock. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the "Factors That May Affect Future Operating Results" and other risks detailed in our Annual Report on Form 10-K for the period ended December 31, 2000, our Transition Report on Form 10-K for the period ended January 31, 2001, and our Quarterly Reports on Form 10-Q for the periods ended April 30, 2001, July 31, 2001 and October 31, 2001, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                   TIVO INC.

Date:  January 9, 2002             By:  /s/ Matthew P. Zinn
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                                        Matthew P. Zinn
                                        Vice President & General Counsel